UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21606

Tilson Investment Trust

(Exact name of registrant as specified in charter)

145 East 57th Street, 10th Floor, New York, New York 10022

(Address of principal executive offices)  (Zip code)

A. Vason Hamrick

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802

(Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: October 31

Date of reporting period: April 30, 2008

Item 1.     Reports to Stockholders.

Semi-Annual Report 2008

Tilson Focus Fund

Tilson Dividend Fund

April 30, 2008

(Unaudited)

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Tilson Focus Fund and the Tilson Dividend Fund (individually, the “Fund” and collectively, the “Funds”). This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Funds nor the Funds’ distributor is a bank.

Distributor: Capital Investment Group, Inc., 116 S. Franklin St. Rocky Mount, NC 27804, Phone 1-800-773-3863.

Statements in this semi-annual report that reflect projections or expectations of future financial or economic performance of the Tilson Funds (“Funds”) and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investment in the Tilson Funds (“Funds”) is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Funds will be successful in meeting its investment objective. Generally, the Funds will be subject to the following additional risks: market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk. More information about these risks and other risks can be found in the Funds’ prospectus.When the Funds sell covered call options, the Funds give up additional appreciation in the stock above the strike price since there is the obligation to sell the stock at the covered call option's strike price.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. A redemption fee of 2% of the amount redeemed is imposed on redemptions of Fund shares occurring within one year following the issuance of such shares. An investor may obtain performance data current to the most recent month-end by visiting www.nottinghamco.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available at www.nottinghamco.com or by calling Shareholder Services at 1-888-4TILSON (1-888-484-5766). The prospectus should be read carefully before investing.

Stated performance in the Funds was achieved at some or all points during the period by waiving or reimbursing part of the Funds’ total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Semi-Annual Report was first distributed to shareholders on or about June 29, 2008.

For More Information on your Tilson Mutual Funds:

See Our Web site @ www.tilsonmutualfunds.com

or

Call Our Shareholder Services Group Toll-Free at 1-888-4TILSON, 1-888-484-5766

June 3, 2008

Dear Tilson Focus Fund and Tilson Dividend Fund investors:

During the first half of our 2008 fiscal year, the six months ending on April 30, 2008, the Tilson Focus Fund had produced a six-month total return of -22.72%, versus a -9.88% return over the same period for its benchmark, the Dow Jones Wilshire 5000 Composite Total Return Index (full cap), while the Tilson Dividend Fund produced a six-month total return of -6.04% versus a

-12.19% return over the same period for its benchmark, the Dow Jones U.S. Select Dividend Total Return Index.

For the cumulative period since the Funds’ inception on March 16, 2005, the Tilson Focus Fund returned an annualized 1.04% return versus a 7.37% annualized return over the same period for its benchmark, while the Tilson Dividend Fund reported an annualized 8.34% return versus the 3.09% annualized return over the same period for its benchmark.

(For the Funds’ most up-to-date performance information, please see our web site at www.tilsonmutualfunds.com. Note that the net asset value (NAV) of both Funds at inception on March 16, 2005 was $10.00.)

Average Annual Total Returns Period Ended April 30, 2008	Past 1 Year	Past 3 Years	Since Inception*
Tilson Focus Fund	-21.89%	2.08%	1.04%
Dow Jones Wilshire 5000 (Full Cap) Index	-4.74%	9.04%	7.37%
Tilson Dividend Fund	-4.22%	8.78%	8.34%
Dow Jones Select Dividend Index	-15.75%	3.99%	3.09%

Performance shown is for the period ended April 30, 2008. The performance data quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance data regarding the Funds, including performance data current to the Funds' most recent month-end, please visit www.tilsonmutualfunds.com. A 2% redemption fee is charged upon redemption of either Fund's shares occurring within one year of the issuance of such shares. The performance data quoted above does not reflect the deduction of the redemption fee and if reflected, the redemption fee would reduce the performance quoted.

*The Funds’ inception date is March 16, 2005.

Total Annual Operating Expenses Period Ended October 31, 2007	Net Expense Ratio	Gross Expense Ratio
Tilson Focus Fund	2.40%	2.95%
Tilson Dividend Fund	1.96%	3.54%

Expense information is from the Funds' prospectus dated February 28, 2008. The net expense ratio reflects a contractual expense limitation that continues through October 31, 2008. Thereafter, the expense limitation may be changed or terminated at any time. Performance would have been lower without this expense limitation.

Neither Fund performed up to our high expectations in the first half of fiscal year 2008, with the Focus Fund, in particular, lagging its benchmark.

Tilson Focus Fund

[This section is written by Whitney Tilson and Glenn Tongue, the co-managers of the Tilson Focus Fund.]

We are disappointed and embarrassed by our Fund’s dismal performance over the past six months. That said, we are not surprised that we occasionally have to endure such unpleasant periods. In our effort to outperform the market over long periods of time, we manage a very concentrated portfolio – hence the word “Focus” in the Fund’s name – so over short periods of time, our results are likely to diverge materially from our benchmark, the Dow Jones Wilshire 5000 Composite Total Return Index (full cap). Sometimes this divergence is on the upside and sometimes – as in recent months – it’s on the downside.

Our Fund’s recent performance highlights why so few people are true value investors: because it’s really hard, both intellectually and, especially during times like these, emotionally as well. To be a successful value investor, one must have three traits: 1) The ability to value a business, which requires a great deal of skill and experience to do with a reasonable degree of accuracy; 2) The patience and discipline to invest long-term, which is completely contrary to most humans’ instincts; and 3) The willingness to endure occasional periods of significant poor performance, which are inevitable when one invests in a concentrated, contrarian fashion.

The pain of seeing a number of our investments decline so quickly is somewhat tempered by the fact that we’ve been through it before: over the years, we’ve owned a number of stocks that have declined significantly from our initial purchase price. We of course try to learn from our mistakes and minimize their number, but investing is a probabilistic business, so the occasional misstep comes with the territory.

Dealing with a decline of some sort is almost inevitable in nearly every stock we buy, as we rarely precisely bottom-tick a stock and it immediately goes up after we purchase it. Thus, the key to long-term investment success is not so much being extremely clever in bottom-ticking stocks and more how one deals with the situation once a stock has declined from its initial purchase price. Making the right decision at that time to either sell, hold or buy more is often more important than the initial buy decision.

Most importantly, we have a great deal of conviction in our current portfolio, though are aware that it might be hard for some of our investors to share our conviction. There’s not much we can do about this other than openly discuss our Fund’s largest positions and why we think they are deeply undervalued and poised to provide future outperformance

It Feels Like 2002

Given that the major market indices are only down by single-digit percentages this year, it might surprise you that the current environment reminds us of the second half of 2002, when the markets suffered far steeper declines, but for our style of investing, there are many parallels. Today, as in 2002, investors are worried about the U.S. economy and the outlook for the stock market, so they are fleeing small-cap and illiquid stocks in general, and specifically stocks of companies with exposure to the U.S. economy and consumer.

In another parallel to 2002, we’re also seeing forced selling in certain stocks. When fund managers get large-scale redemptions, which is not uncommon these days, they need to sell their holdings irrespective of value – and in the case of small-cap stocks, even a single motivated seller can crash a stock 10%, 20% or more. We don’t like being in the position of owning stocks being hit with this type of selling, but we much prefer it to voluntary selling by rational investors. In the former case, as long as one has patience and courage (and, of course, is right about the intrinsic value), we believe money can be made when the forced selling ends, as it eventually does.

In some cases, we’re taking advantage of forced selling by buying stocks at distressed prices, but we are being selective because we want to maintain flexibility and liquidity in our portfolio and also don’t want to buy a stock today when there’s a motivated seller who will be back in the market tomorrow, likely driving it lower still.

The net result of all of these factors is that small-cap companies exposed to the U.S. economy and consumer are in a major bear market similar to the one in 2002. At current prices, we are delighted to own a number of these stocks, though we certainly regret purchasing them too early. It’s important to note, however, that our investing strategy does not depend on great timing. We think it’s impossible for anyone to consistently buy stocks at their bottoms – and we know we can’t do it. Rather, we focus on being right about the businesses and their intrinsic values.

To this end, we never stop analyzing our positions. In particular, whenever we own a stock that has declined materially, we reassess the investment with an open mind and do one of three things: a) If we conclude that we’ve made a mistake and a margin of safety no longer exists, we’ll sell; b) If intrinsic value has declined, but the stock has declined proportionally, such that there’s still a healthy margin of safety, we’ll usually hold; or c) If intrinsic value has remained constant or risen while the stock has declined, meaning the margin of safety is even greater, we’ll typically buy more.

We remain patient and vigilant, enhance our portfolios wherever we can, and remain well-positioned for a more favorable environment. Our experience has been that the periods of recovery are very rewarding.

Reasons for Underperformance

Many funds that have performed poorly in recent months did so because they had exposure to the housing and/or financial sector and did not anticipate the carnage resulting from the bursting of the credit bubble, especially in the subprime area. With the exception of Resource America, we did not make these mistakes, but rather underperformed primarily because we were too early – though we believe we will eventually be proven right – in some of our retail investments.

Outside of the financial sector, it’s hard to think of a more out-of-favor sector than retail, yet we have ended up heavily invested in this sector, including owning some of the most hated companies such as Sears Holdings and Borders Group.

We didn’t decide to make a sector bet on retail – rather, we own each stock on its own merits – yet one certainly might reasonably ask, “Don’t you guys read the papers? Don’t you know that the U.S. consumer is getting hurt by the bursting of the housing bubble, the credit crunch, higher gas prices, etc.?” Of course we’re aware of this and the possibility that things could get even worse, but:

A) While we wish we had the ability to predict macro factors, we don’t, so when we find a cheap stock that we think has low risk of permanent loss of capital as well as strong upside potential, we usually don’t let worries about macro factors deter us from buying it.

B) The American economy and consumer have proven to be remarkably resilient and our experience is that when the experts are unanimous in their opinion on some macro factor, they’re usually wrong.

C) Finally, we think a great deal of negativity about the U.S. economy and consumer is already built into the prices of the stocks we own. Barring a major collapse of consumer spending, we believe the company-specific factors we’ve identified will carry the day and thus we think we will make a great deal of money in these investments.

In hindsight, which is always 20/20, we were too early but we believe we will ultimately be proved correct, which is why we still own these stocks.

Largest Holdings

As of April 30th, our 10 largest holding, accounting for 77.2% of the Fund’s assets, were:

Position	% of Fund	6-mo. Performance*
1) Stock of Fairfax Financial (FFH)	15.7	9.2
2) Stock of Winn-Dixie (WINN)	14.0	-25.0
3) Stock and calls of Target (TGT)	9.1	-13.4
4) Stock of Resource America (REXI)	9.0	-43.7
5) Stock of Borders Group (BGP)	8.4	-59.1
6) Stock of CNET (CNET)	5.2	-4.1
7) Stock of Berkshire Hathaway (BRK.B)	5.0	1.0
8) Stock of Barnes & Noble (BKS)	4.7	-16.5
9) Stock of Sears Holdings (SHLD)	3.2	-26.8
10) Stock of Sears Canada (SCC.TO)	2.9	-33.5
	Total: 77.2

* The first half of the 2008 fiscal year: 11/1/07 through 4/30/08.

Please refer to the Schedule of Investments section of the Annual Report for a complete listing of the Fund holdings and the amount each represents of the portfolio.

We’d like to share some thoughts on each of these 10 positions:

Fairfax Financial

Canadian insurer Fairfax Financial is a controversial company that has been at the center of a nasty tug-of-war between the company and short-sellers. We rarely get involved in such messy situations, but did in this case because we believe we’re gettinga diverse collection of high-quality insurance businesses at a discount to intrinsic value, plus a free call option on Fairfax’s credit-default swap (CDS) portfolio.

Regarding the former, Fairfax’s three major insurance subsidiaries are doing well: they grew 19-22% annually from 2001-2007, their return on equity (ROE) in 2007 ranged from 23%-26%, and their combined ratios fell from 109.4 in 2005 to 95.5 in 2006 to 94.0 in 2007, driving a 32.3% gain in underwriting profit in 2007.

As for the latter, Fairfax has already sold more than $1 billion of CDSs for huge profits and, as of April 25th, continued to own $17.5 billion notional amount of CDSs, valued at $685 million, on numerous financial companies including AIG, Fannie Mae, Freddie Mac, Bank of America, MGIC, PMI Group, Radian, Washington Mutual, Societe Generale and XL Capital. It would be hard to construct a better portfolio of companies with exposure to the mortgage and credit crises, so if we are right that the subprime train wreck is still in its early stages, Fairfax should benefit enormously.

With the stock around $275, it trades at 1.07x tangible book value, or 1.35x if one excludes the entire CDS portfolio. We think Fairfax’s core business is worth 1.5x book value, so at today’s price, the stock does not fully reflect this value, plus we’re getting a free call option on Fairfax’s CDS portfolio, which could be worth billions.

Winn-Dixie

Winn-Dixie currently operates 520 supermarkets, 70% in Florida and the rest in Alabama, Louisiana, Georgia and Mississippi. Thanks to poor management, run-down stores and fierce competition, the company, which had 1,000 stores at the time, filed for bankruptcy in early 2005. Having shed all of its debt and approximately half of its stores, Winn-Dixie emerged from bankruptcy early this year under the leadership of Peter Lynch, who for the previous three years had been the President and COO of Albertsons, where he’d been in charge of operations, merchandising and marketing for the company’s 2,500 stores. While there, he had led a 200-store asset rationalization and $500 million expense reduction program.

During bankruptcy, Winn-Dixie shed its worst stores and is now investing in the remaining ones (it plans to remodel 75 this fiscal year), with good results so far: same-store comps at newly remodeled supermarkets are in the mid-teens.

The investment situation today reminds us of K-Mart at the same stage post-bankruptcy: a business barely making money and dismissed as hopelessly competitively disadvantaged, but with a strong balance sheet, great opportunities for improvement (from a low base), strong management and, most importantly, a stock that we believe is deeply undervalued. Here’s one data point of note: on a price-to-sales basis, it’s almost exactly as cheap as K-Mart was – and that stock skyrocketed.

Winn-Dixie’s stock is trading at a much lower price-to-sales ratio than its peers today due to lower margins, but we see no reason why, over the next couple of years, they won’t migrate toward normal industry levels, which we believe would result in at least a doubling of the stock. An added bonus is that we think Winn-Dixie would be a nice acquisition for a company seeking to expand in the rapidly growing southeast region.

Target

Target is one of the best-managed and most profitable retailers in the nation. Thanks to weakening consumer spending and highly negative investor sentiment toward any stock with exposure to the U.S. consumer, the shares have fallen steadily to the low $50s, from as high as $70 last summer. While the unfavorable economy will no doubt crimp earnings this year, Target’s fundamental competitive strengths and potential to generate high returns in the future have not changed. Given that, it’s an even better buy than it was last summer, but investors have fled in droves.

The stock’s current weakness may actually enhance Target’s long-term value because of the enormous $10-billion share-repurchase program the company has undertaken. If the stock remains at today’s levels, Target will be able to repurchase more than 23% of its stock (it’s repurchased 8% in the past six months alone), thereby increasing earnings per share by 30% – even if its earnings are flat. Of course, Target’s earnings won’t remain flat for very long. The company continues to increase its store count at a high-single-digit rate, and at a mere one-sixth Wal-Mart’s size, Target has plenty of room to grow.

As we expected, Target is weathering the downturn in consumer spending better than most retailers. In the first quarter, same stores sales and earnings per share declined only slightly, 0.7% and 1.4%, respectively. Critically, the company also announced a transaction to sell an undivided interest in approximately 47% of its credit card receivables to JPMorgan Chase for cash proceeds of about $3.6 billion, which will allow the company to accelerate its stock buyback program.

Another catalyst for unlocking Target’s value is its valuable real estate portfolio.  The company owns the land and buildings for 85% of its stores, the buildings with leases on the land for another 10% of its stores, as well as 24 distribution centers and the corporate headquarters.  We don’t know precisely how Target might unlock the value in its credit card and real estate portfolios, but we think Target’s largest shareholder, activist hedge fund Pershing Square Capital Management, has a good track record of identifying genuine value and how to unlock it – and then “persuading” companies to do so. We have had good experiences in the past by understanding Pershing Square’s plans and benefiting from its activism in McDonald’s and Wendy’s, and think there’s another winner here as well.

Resource America

Resource America (REXI) is a rapidly growing asset management company that operates in three segments: Financial Fund Management, Real Estate Management and Equipment Finance. The latter is comprised of the company’s small lease finance business, LEAF Financial Corporation, which originates small-ticket equipment leases and manages those leases for investment partnerships formed by the company. This rapidly growing business managed $1.7 billion of leases as 3/31/08, and has an origination platform in excess of $1 billion annually.

REXI’s stock has been hammered due to the deteriorating credit environment, which is leading investors to wantonly sell the stock of any company with exposure to structured finance. The business has indeed been impacted by the credit crunch – in particular, its Financial Fund Management business is now in runoff – but we believe that the stock has fallen far more than the decline in intrinsic value, so the margin of safety is even greater today. Specifically, we believe that the value of REXI’s various businesses and assets is more than double the current market price.

Borders Group

Borders Group has been a terrible investment so far, as the stock has suffered from a weak macro environment, negative investor sentiment and numerous management missteps. Things got so bad in March that the company faced a liquidity crunch and was forced to do a dilutive emergency financing with its largest shareholder, Pershing Square Capital Management.

We have been closely following the unfolding situation and, after careful consideration, have nearly quadrupled our Fund’s position over the past six months, most of it when the stock tumbled below $5/share in March. This might strike some as pouring good money after bad, but while we don’t think Borders is a great business, we’re confident that it’s much more valuable than the market is giving it credit for.

Borders operates in three major segments. First, it runs more than 500 book superstores in the U.S. that generated approximately $2.8 billion in revenues last year, plus more than 500 mall-based stores, mostly under the Waldenbooks name. Finally, the company owns 20 superstores in Australia, four in New Zealand, assorted small operations in several other regions and Paperchase, a British retailer of stationery, cards and gifts.

What are the various business lines worth? The superstores have the most value. Until recently, they were generating approximately $250 million a year of earnings before interest, taxes, depreciation and amortization (EBITDA). Subtracting $30 million for unallocated overhead to the superstores and applying to the resulting $220 million in cash flow a multiple of six, which any number of financial buyers would likely pay, this business is worth $1.3 billion.

The mall-based bookstores are a problem, as mall traffic continues to decline and the company appears unable to generate an attractive return on capital with this concept. Fortunately, the inventory can be either redeployed into Borders’ superstores or returned to publishers for full credit. At a minimum, this segment should be worth its estimated $80 million in working capital.

Finally, Borders is in the process of selling its international operations, for which it hopes to receive more than $200 million. At the very least, it has the right to sell them to its largest shareholder, hedge fund Pershing Square Capital Management, at any time prior to January 15, 2009, for $135 million.

Add up the value of the businesses, subtract $551 million in net debt and add $67 million that Pershing Square will pay to exercise its 9.6 million warrants with a strike price of $7, and the resulting value to Borders stockholders would be slightly more than $1 billion. That’s $15 per share, based on 70 million fully diluted shares.

While a rational financial buyer would likely pay such a price, Borders is worth more to a strategic buyer, such as Barnes & Noble, which could cut costs and make great strides toward increasing Borders’ productivity to Barnes & Noble’s levels. All of this would justify an even higher price.

Borders has now hired a banker and put itself up for sale. We believe the most likely outcome of this process is that the company is sold this year for at least double its current share price, so we were delighted when the recent turmoil gave us the opportunity to buy it below $5.

CNET

CNET is one of the few remaining stand-alone internet media sites. It operates numerous web sites including CNET, GameSpot, MP3.com, ZDNet, TechRepublic, CHOW, and Urban Baby. It is best known for its technology web sites that provide information on the latest technology and consumer electronics products.

The stock does not appear cheap based on the company’s current revenue and profitability, but we believe there is great potential to quickly grow both. Relative to its traffic, it also trades at a much lower valuation than its peers based on recent acquisitions.

Activist investors led by JANA Partners recently launched a bid to take control of the company and are putting enormous pressure on the underperforming board and management. We have known the activists for many years and they have great track records, so we have confidence that they will succeed and unleash CNET’s potential.

Berkshire Hathaway

In every investment, we look for securities that we believe are safe, rapidly growing and cheap – and Berkshire has all three in spades. It has one of the few AAA credit ratings in the world, is flush with more than $50 billion in cash, is one of the fastest growing large companies in America (earnings of Berkshire’s operating businesses grew at a 31.7% compounded rate from 1995-2006) and we estimate that it trades at approximately a 20% discount to intrinsic value. In addition, it has exemplary corporate governance and is overseen by Warren Buffett, perhaps the world’s greatest capital allocator.

Barnes & Noble

While Barnes & Noble, the largest U.S book retailer, has been impacted by weak consumer spending and the rise of Amazon.com and other internet book sellers, we believe it remains a best-in-class retailer as measured by most operating metrics and has a favorable demographic of well-educated, high-income customers. Its stores are shopping experiences that sell, in addition to books, food and coffee, gifts, paper items, etc. Unlike most retailers, the vast majority of inventory is returnable to the publishers at cost and is not subject to fashion risk.

In addition, the capital dynamics of the business are attractive, as maintenance capital expenditures are less than depreciation. One additional bonus: the company’s founder and chairman, Len Riggio, has a long history of successfully building shareholder value at the company and has frequently taken advantage of opportunities when the market misprices his company’s stock – for example, Barnes & Noble repurchased more than 10% of its outstanding shares last quarter alone.

Barnes & Noble generates substantial free cash flow and is trading at very low multiples of EBITDA (earnings before interest, taxes, depreciation and amortization) and free cash flow. Specifically, with the stock around $30, it has a market capitalization of $1.6 billion and, adding net debt of $61 million, an enterprise value of $1.7 billion. We expect it to reach $380 million in EBITDA this year, with free cash flow of about $190 million. Thus, the stock trades at about 4.4 times enterprise value divided by EBITDA and 8.8 times free cash flow, for a cash flow yield of 11.3%.

We think a private buyer would pay significantly higher multiples for this high-quality business. While there are always competitive threats, we do not believe the book superstore business is declining. We think Barnes & Noble can grow at a low- to mid-single digit rate for several years – but at this price, we don’t need any growth whatsoever for this to be a successful investment.

Sears Holdings

We own Sears Holdings for two reasons: we believe that either the company will fix its ailing retail operation or Eddie Lampert, the controlling shareholder, will continue to downsize or even liquidate the company. In either case, we think substantial value will be created.

The company has several components of value, including its ownership position in Sears Canada, Lands End, a powerful brand in Craftsman and Kenmore, Orchard Supply and a Home Services business. In addition the company has extensive real estate holdings, both owned and in the form of below-market-rate leases. The real estate should provide an asset value cushion if Lampert and his team are unable to turn around the retail operations.

Comparing the market value of Sears to its revenues, the company trades at a two-thirds discount to its peer group. If operations are improved, we believe that this discount should diminish. Further, Lampert is not shy about making aggressive moves in terms of capital allocation, including aggressively repurchasing its shares in the open market. We expect that intelligent capital allocation will be an important element of the Sears investment.

Sears Canada

Sears Canada is a Canadian discount retailer that operates mall-based and off-mall-format stores offering appliances, home furnishings, hardware, apparel and other goods. The company also provides a range of home services including installation, maintenance and repair of its products. In contrast to the well-publicized issues at its parent company, Sears Canada’s operating performance has been quite strong. EBITDA margins in the company’s most recent fiscal year hit 8.6%, up from 6.6% four years ago. As a result, earnings per share more than doubled over the same period, hitting $2.65 per share last year.

Despite its strong performance, Sears Canada trades at 4.3x trailing EBITDA and 9.2x trailing earnings, around half the valuation of comparable retailers.

Conclusion

It has been a disappointing start to the first half of the 2008 fiscal year, but we are not crying over spilt milk. In fact, we are energized and optimistic, with a great deal of confidence in our Fund’s current holdings, which we believe are extremely attractive investment opportunities. We hope this letter helps give you similar confidence.

We thank you for your investment and support and look forward to many years of partnership.

Investment in the Tilson Focus Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk.

Tilson Dividend Fund

[This section is written by Zeke Ashton and Matthew Richey, the co-managers of the Tilson Dividend Fund.]

For the six months ended April 30, 2008, the Tilson Dividend Fund declined by 6.04%. This was a poor performance, albeit somewhat less poor than the -12.19% return of our benchmark, the Dow Jones Select Dividend Index. Looking at the more meaningful period since the Fund’s inception in March 2005, our annualized return is tracking at a more satisfactory 8.34% vs, 3.09% for our benchmark.

The equity market’s recent woes stem from a stagflationary triple whammy of sharply rising commodity prices, a housing downturn that’s morphed into an economic slowdown, and reduced credit availability for all but the most worthy borrowers. Amidst this difficult backdrop, we’ve benefited (even if only relatively so) from our long-held preference for companies that are not merely good values, but also great businesses – i.e., those with unique assets, enduring competitive advantages, cash-rich balance sheets, and favorably-trending fundamentals. We’ve also benefited from the steady income produced by all our holdings, either from dividends or covered calls, which have helped to soften the blow of declining stock market prices. Our emphasis upon value, business quality, and income generation continues to be the formula that drives the Tilson Dividend Fund.

Portfolio Update

In looking at the portfolio as of April 30, 2008, our holdings generally fall into one of three categories, each of which we believe is capable of performing well even amidst a continued challenging economic environment:

•

Cash Cows – Representing 52.3% of the Fund’s assets at April 30, 2008, these are wide-moat companies that generate gobs of cash each year and typically use that cash to fund share buybacks and pay dividends. Even in soft economic periods, most of these companies will still generate significant free cash flow, and we believe the market is under-appreciating this resiliency. Holdings in this category include American Oriental Bioengineering, eBay, Microsoft, AllianceBernstein, Cisco, EMC, Syneron Medical, Fidelity National Financial, LandAmerica, Odyssey Re, Fairfax Financial Holdings, Noven Pharmaceuticals, and Hennessy Advisors.

•

Hard Assets – Representing 28.2% of the Fund’s assets at April 30, 2008, these are resource companies with definable asset values that benefit from an inflationary environment. We’ve targeted companies where the market has not fully appreciated the intrinsic asset value, and where management is taking steps to unlock that value. Our portfolio holdings cover a wide range of hard asset categories including gold, copper, natural gas, oil, water, land, and infrastructure. Holdings in this category include Seabridge Gold, Southwestern Energy, Prospect Capital, PICO Holdings, ATP Oil & Gas, Kinross Gold, and Ivanhoe Mines.

•	Small Ticket Retail – Representing 19.4% of the Fund’s assets at April 30, 2008, these are best-of-class retailers that offer customers either an affordable luxury or an inexpensive convenience at an average transaction level under $100. In contrast to big-ticket retail expenditures like autos or home appliances which consumers will be quick to cut back on, our companies deal in smaller purchases that we believe consumers will maintain for the most part. The market has beaten down these stocks, like all consumer-related equities, such that current valuations already discount an extended period of soft fundamentals. Holdings in this category include PetMed Express, Starbucks, P.F. Chang’s, Whole Foods Market, Jamba Inc., and Buffalo Wild Wings.

Hedging with Index Puts

Subsequent to April 30, 2008, Tilson Dividend Fund initiated its first-ever position in index puts as a way to hedge some of the Fund’s market risk. Our puts are on the small-cap Russell 2000 Index which we believe is the least attractive today of the major U.S. equity indices. As of April 30, 2008, the Russell 2000 had a median market cap of $528 million and a price-to-earnings ratio of 17.89. Our preference for a hedge against small-cap stocks is because of small caps’ greater relative exposure to the domestic U.S. economy versus large-cap stocks which tend to have a more global orientation. Because we expect the U.S. economy may face an extended period of weakness, we want to hedge some of the Fund’s holdings that have risk to the U.S. economy. One caveat, though – index puts do not generate income and thus will be an exception to our usual rule of requiring every holding to generate income via dividends or covered calls.

This is a good opportunity for us to describe how we intend to use index puts. First, our aim is to be opportunistic. We want to buy puts during periods of heightened valuation risk and market complacency, and then sell in times of market panic when market valuations are more reasonable. We do not plan to hold puts at all times. Second, our intention is to be conservative in position sizing. Our maximum potential position size on index puts will be 5% of the Fund’s assets at cost. With purchased put options, the potential loss is limited to the premium paid, while the potential profits on the position could be substantial if the underlying index declines in value. In the worst possible case, then, in which all of our put options went to zero at or around the same time, the maximum loss the Fund could sustain is 5% from cost.

Final Thoughts

We’re on guard against the headwinds presented by a soft economy, but at the same time, economic problems and market fear create opportunities for the watchful student of business values. When the market is fearful, we follow Buffett’s adage and go bargain hunting. But we remain vigilant in selling positions as they become fully valued, as well as now adding hedges to the Fund if we perceive broad systemic risk. As always, by focusing on intrinsic value, business quality, and opportunities for income generation, we believe Tilson Dividend Fund’s philosophy and strategy are aligned to achieve our ultimate goal of compounding wealth over the long term.

We thank you for your support and continued confidence in the Tilson Dividend Fund.

Investment in the Tilson Dividend Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to investment risks, including, without limitation, market risk, management style risk, sector focus risk, foreign securities risk, non-diversified fund risk, portfolio turnover risk, credit risk, interest rate risk, maturity risk, investment-grade securities risk, junk bonds or lower-rated securities risk, derivative instruments risk, valuation risks for non-exchange traded options and real estate securities risk.

Sincerely yours,

Whitney Tilson and Glenn Tongue Co-Portfolio Managers, Tilson Focus Fund

Zeke Ashton and Matthew Richey Co-Portfolio Managers, Tilson Dividend Fund

An investor should consider the investment objectives, risks and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the Funds. A copy of the prospectus is available by calling the Funds directly at (888) 484-5766. The prospectus should be read carefully before investing.

The Dow Jones Wilshire 5000 Composite Total Return Index (full cap) is an index of 5,000 stocks selected according to a methodology developed and administered by Wilshire Associates. The Dow Jones U.S. Select Dividend Total Return Index is an index of 100 dividend-paying stocks selected according to a methodology developed and administered by Dow Jones & Co. It is not possible to invest in indices (like the Dow Jones Wilshire 5000 Index and the U.S. Select Dividend Total Return Index) that are unmanaged and do not incur fees and charges.

Statements in this letter that reflect projections or expectations of future financial or economic performance of the Funds and of the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.

Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees for shares redeemed within one year and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees for shares redeemed within one year. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tilson Focus Fund Expense Example	Beginning Account Value November 1, 2007	Ending Account Value April 30, 2008	Expenses Paid During Period*
Actual	$1,000.00	$772.80	$6.61
Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.52

Tilson Dividend Fund Expense Example	Beginning Account Value November 1, 2007	Ending Account Value April 30, 2008	Expenses Paid During Period**
Actual	$1,000.00	$939.60	$9.43
Hypothetical (5% return before expenses)	$1,000.00	$1,015.17	$9.80

* Actual Expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 0.45% (exclusive of interest, taxes, brokerage fees and commissions, investment advisory and/or variable performance incentive fees paid to the Advisor, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan). As a result the Fund’s “Total Annual Fund Operating Expense” (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) will be limited to 2.40% (assuming the maximum variable performance-based incentive fee of 1.95% as discussed in more detail in footnote 2) of the Fund’s average daily net assets. The values under “Expenses Paid During Period” are equal to the annualized expense ratio of 1.50% multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (182 days), then divided by 366 (to reflect the number of days in the current six month period).

** Expenses are equal to the Fund’s annualized expense ratio of 1.95% multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (182 days), then divided by 366 (to reflect the number of days in the current six month period).

Tilson Focus Fund

Schedule of Investments
(Unaudited)

As of April 30, 2008
		Shares	Market Value (Note 1)			Shares	Market Value (Note 1)

COMMON STOCKS - 78.52%				Transportation - 0.01%
				*	SIRVA Inc.	256,376	$ 461
Commercial Services - 0.60%
*	TravelCenters of America LLC	27,831	$ 89,894	Total Common Stocks (Cost $14,981,850)			11,834,437

Food - 15.55%				CALL OPTIONS PURCHASED - 5.77%
*	American Italian Pasta Company	27,000	232,200	*	American Express Company, 01/17/2009
*	Winn-Dixie Stores, Inc.	119,130	2,112,175		Strike $50.00	9,700	45,590
			2,344,375	*	Fairfax Financial Holdings Limited, 07/19/2008
Holding Company - Diversified - 9.01%					Strike $220.00	1,400	119,770
	Resource America, Inc.	155,957	1,358,386	*	Johnson & Johnson, 01/17/2009
					Strike $50.00	400	6,880
Home Furnishings - 0.10%				*	Odyssey Re Holdings Corp., 08/16/2008
	Whirlpool Corporation	200	14,556		Strike $30.00	3,800	25,840
				*	Target Corporation, 01/17/2009
Insurance - 22.89%					Strike $40.00	16,000	249,600
*	Berkshire Hathaway Inc.	170	757,690	*	Target Corporation, 01/16/2010
a	Fairfax Financial Holdings Limited	7,490	2,248,423		Strike $45.00	25,000	422,500
*ε	Greenlight Capital Re Limited	4,505	78,928
	Odyssey Re Holdings Corporation	10,203	365,063	Total Call Options Purchased
			3,450,104		(Cost $1,006,967)		870,180
Internet - 5.05%
*	CNET Networks, Inc.	95,648	741,272	WARRANTS - 0.65%
*a	Photochannel Networks, Inc.	5,719	20,588	*	GHL Acquisition Corporation	19,755	11,853
			761,860	*	GLG Partners, Inc.	8,317	18,713
Leisure Time - 1.37%				*	Liberty Acquisition Holdings Corp.	26	56
*	Ambassadors International, Inc.	40,832	205,793	*	Trian Acquisition I Corporation	99,460	67,633

Real Estate Investment Trust - 0.04%				Total Warrants (Cost $92,860)			98,255
	Winthrop Realty Trust	1,408	6,125
				INVESTMENT COMPANY - 2.32%
Retail - 22.41%					HighMark US Treasury Money Market Fund
	Barnes & Nobles, Inc.	22,162	715,390		(Cost $349,839)	349,839	349,839
	Borders Group, Inc.	201,624	1,270,231
*	Celebrate Express, Inc.	88,668	306,791	Total Investments (Cost $16,431,516) - 87.26%			$ 13,152,711
*	dELiA*s, Inc.	7,902	20,071	Other Assets less Liabilities - 12.74%			1,920,865
*a	Sears Canada Inc.	19,297	436,252
*	Sears Holdings Corporation	4,951	488,218	Net Assets - 100.00%			$ 15,073,576
	Target Corporation	46	2,444
	Wal-Mart Stores, Inc.	2,400	139,152	*	Non-income producing investment.
			3,378,549	a	Canadian security (note 1).
Telecommunications - 1.49%				ε	Cayman Islands security (note 1).
*	EchoStar Corporation	7,211	224,334
							(Continued)

Tilson Focus Fund

Schedule of Investments
(Unaudited)

As of April 30, 2008

Summary of Investments by Industry

	% of Net Assets	Market
Industry		Value
Banks	0.12%	$ 18,713
Commercial Services	0.60%	89,894
Diversified Financial Services	0.83%	125,132
Food	15.55%	2,344,375
Holding Company - Diversified	9.01%	1,358,386
Home Furnishings	0.10%	14,556
Insurance	23.85%	3,595,714
Internet	5.05%	761,860
Investment Company	2.32%	349,839
Leisure Time	1.37%	205,793
Real Estate Investment Trust	0.04%	6,125
Retail	26.92%	4,057,529
Telecommunications	1.49%	224,334
Transportation	0.01%	461
Total	87.26%	$13,152,711
See Notes to Financial Statements

Tilson Dividend Fund

Schedule of Investments
(Unaudited)

As of April 30, 2008
		Shares	Market Value (Note 1)			Shares	Market Value (Note 1)

COMMON STOCKS - 94.70%				Retail - 10.90%
				*	Buffalo Wild Wings, Inc. †	2,400	$ 73,800
Biotechnology - 8.04%				*	Jamba, Inc. †	49,600	124,496
*ε	American Oriental			*	P.F. Chang's China Bistro, Inc. †	9,600	297,888
	Bioengineering, Inc. †	61,300	$ 589,706	*	Starbucks Corporation	18,700	303,501
							799,685
Computers - 2.98%				Software - 6.26%
	EMC Corporation †	14,200	218,680		Microsoft Corporation	16,100	459,172

Diversified Financial Services - 1.47%				Telecommunications - 4.19%
	Hennessy Advisors, Inc.	12,650	107,525	*	Cisco Systems, Inc. †	12,000	307,680

Food - 4.01%				Water - 5.10%
	Whole Foods Market, Inc.	9,000	293,760	*	PICO Holdings, Inc. †	10,600	374,392

Healthcare - Products - 3.01%				Total Common Stocks (Cost $7,315,972)			6,947,861
*π	Syneron Medical Ltd. †	14,600	220,752
				LIMITED PARTNERSHIP - 4.90%
Insurance - 11.70%					AllianceBernstein Holding LP	5,800	359,716
a	Fairfax Financial Holdings Limited	600	180,114
	Fidelity National Title Group, Inc.	14,700	235,053	Total Limited Partnership (Cost $343,429)			359,716
	LandAmerica Financial
	Group, Inc. †	8,100	232,470	Total Investments (Cost $7,659,401) - 99.60%			$ 7,307,577
	Odyssey Re Holdings Corporation	5,900	211,102	Other Assets Less Liabilities - 0.40%			29,049
			858,739
Internet - 7.68%				Net Assets - 100.00%			$ 7,336,626
*	eBay Inc. †	18,000	563,220
				*	Non-income producing investment.
Investment Company (Closed-ended) - 4.69%				a	Canadian security (note 1).
	Prospect Capital Corporation	23,200	344,288	ε	Chinese security (note 1).
				π	Israel Security (note 1).
Mining - 9.83%				†	Portion of the security is pledged as collateral for call options written.
*a	Ivanhoe Mines Ltd. †	14,900	143,189
a	Kinross Gold Corporation †	8,000	151,280	(Continued)
*a	Seabridge Gold, Inc. †	20,800	426,400
			720,869
Oil & Gas - 8.53%
*	ATP Oil & Gas Corporation †	7,800	224,172
*	Southwestern Energy Company†	9,500	401,945
			626,117
Pharmaceuticals - 6.31%
*	Noven Pharmaceuticals, Inc. †	15,400	140,140
*	PetMed Express, Inc. †	28,800	323,136
			463,276

Tilson Dividend Fund

Schedule of Investments
(Unaudited)

As of April 30, 2008

Summary of Investments by Industry
	% of Net Assets	Market
Industry		Value
Biotechnology	8.04%	$ 589,706
Computers	2.98%	218,680
Diversified Financial Services	6.37%	467,241
Food	4.01%	293,760
Healthcare - Products	3.01%	220,752
Insurance	11.70%	858,739
Internet	7.68%	563,220
Investment Company	4.69%	344,288
Mining	9.83%	720,869
Oil & Gas	8.53%	626,117
Pharmaceuticals	6.31%	463,276
Retail	10.90%	799,685
Software	6.26%	459,172
Telecommunications	4.19%	307,680
Water	5.10%	374,392
Total	99.60%	$ 7,307,577

Summary of Investments by Country
	% of Net Assets	Market
Country		Value
Canada	12.28%	900,983
China	8.04%	589,706
Israel	3.01%	220,752
United States	76.27%	5,596,136
Total	99.60%	$ 7,307,577

See Notes to Financial Statements

Tilson Dividend Fund

Call Options Written
(Unaudited)

As of April 30, 2008
		Shares Subject to Call	Market Value (Note 1)			Shares Subject to Call	Market Value (Note 1)

Common Stocks, Expiration Date, Exercise Price				Common Stocks, Expiration Date, Exercise Price
(Note 1)				(Note 1)
*	American Oriental Bioengineering, Inc., 01/17/2009			*	Syneron Medical Ltd., 01/17/2009
	Strike $12.50	14,000	$ 13,650		Strike $25.00	4,800	$ 1,440
*	ATP Oil & Gas Corporation, 12/20/2008
	Strike $35.00	2,000	4,750	Total (Premiums Received $171,505)			$ 138,153
*	Buffalo Wild Wings, Inc., 12/20/2008
	Strike $30.00	1,900	10,450	*	Non-income producing investment.
*	Cisco Systems, Inc., 01/17/2009
	Strike $35.00	12,000	4,320
*	eBay Inc., 01/17/2009
	Strike $45.00	9,200	4,784
*	EMC Corporation, 01/17/2009
	Strike $17.50	4,700	5,593
*	Ivanhoe Mines Ltd., 01/17/2009
	Strike $17.50	5,600	3,640
*	Jamba, Inc., 01/17/2009
	Strike $2.50	15,000	10,125
	Strike $5.00	24,800	2,480
*	Kinross Gold Corporation, 11/22/2008
	Strike $25.00	2,700	3,105
*	LandAmerica Financial Group, Inc., 01/17/2009
	Strike $65.00	2,200	495
	Strike $60.00	4,500	1,688
*	Noven Pharmaceuticals, Inc., 07/19/2008
	Strike $17.50	6,500	1,300
*	PetMed Express, Inc., 06/21/2008
	Strike $17.50	12,000	600
*	P.F. Chang's China Bistro, Inc., 07/19/2008
	Strike $35.00	9,600	9,840
*	PICO Holdings, Inc., 7/19/2008
	Strike $40.00	2,000	1,450
*	Seabridge Gold, Inc., 5/17/2008
	Strike $40.00	3,000	75
*	Southwestern Energy Company, 09/20/2008
	Strike $37.50	1,900	15,010
	Strike $42.50	3,100	14,260
	Strike $40.00	4,500	26,550
*	Starbucks Corporation, 01/17/2009
	Strike $22.50	5,200	2,548

See Notes to Financial Statements

Tilson Funds

Statements of Assets and Liabilities
(Unaudited)
	Focus	Dividend
As of April 30, 2008	Fund	Fund

Assets:
Investments, at cost	$ 16,431,516	$ 7,659,401
Investments, at value (note 1)	$ 13,152,711	$ 7,307,577
Cash	93,772	-
Receivables:
Investments sold	1,786,138	859,256
Fund shares sold	3,248	447
Dividends and Interest, at value (note 1)	684	158
Prepaid expenses
Fund accounting fees	2,250	2,250
Compliance service fees	737	646
Other expenses	63,389	14,500
Due from affiliates:
Advisor (note 2)	-	2,321

Total Assets	15,102,929	8,187,155

Liabilities:
Call options written, at value (Premiums received $171,505)	-	138,153
Payables:
Investments purchased	-	418,686
Fund shares repurchased	18,783	-
Accrued expenses	10,293	4,049
Due to affiliates:
Advisor (note 2)	277	-
Disbursements in excess of cash demand	-	289,641

Total Liabilities	29,353	850,529

Net Assets	$ 15,073,576	$ 7,336,626

Net Assets Consist of:
Capital (par value and paid in surplus)	19,152,240	7,903,462
Accumulated net investment loss	(5,816)	(11,261)
Accumulated net realized loss from investments
and foreign currency transactions	(794,043)	(237,103)
Net unrealized depreciation of investments and foreign currency translations	(3,278,805)	(318,472)

Total Net Assets	$ 15,073,576	$ 7,336,626
Shares Outstanding, $0.001 par value (unlimited authorized shares)	1,618,664	731,246
Net Asset Value, Maximum Offering Price and Redemption Price Per Share (a)	$ 9.31	$ 10.03

(a)	The Funds charge a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within one year following the issuance of such shares.
See Notes to Financial Statements

Tilson Funds

Statements of Operations
(Unaudited)
	Focus	Dividend
For the six month period ended April 30, 2008	Fund	Fund

Investment Income:
Dividends	$ 139,410	$ 63,794
Foreign withholding tax	(7,562)	(1,302)
Other income	265	-

Total Income	132,113	62,492

Expenses:
Advisory fees (note 2)	96,204	56,698
Administration fees (note 2)	16,145	12,034
Transfer agent fees (note 2)	13,626	12,116
Registration and filing administration fees (note 2)	3,997	3,997
Fund accounting fees (note 2)	14,423	13,878
Compliance services fees (note 2)	3,875	3,875
Custody fees (note 2)	6,022	4,327
Legal fees	7,085	7,085
Audit and tax preparation fees	6,465	6,465
Registration and filing expenses	10,669	8,858
Printing expenses	1,791	1,343
Trustees' fees and meeting expenses	3,083	3,083
Securities pricing fees	1,691	1,740
Other operating expenses	7,956	5,968

Total Expenses	193,032	141,467

Expenses reimbursed or waived by Advisor (note 2)	(55,103)	(67,714)

Net Expenses	137,929	73,753

Net Investment Loss	(5,816)	(11,261)

Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency:
Net realized gain (loss) from:
Investments	1,007,318	(309,978)
Options	(1,355,686)	73,601
Foreign currency transactions	(1,466)	(721)
Change in unrealized appreciation on investments and
translation of assets and liabilities in foreign currencies	(4,749,858)	(333,674)

Net Realized and Unrealized Loss on Investments	(5,099,692)	(570,772)

Net Decrease in Net Assets Resulting from Operations	$ (5,105,508)	$ (582,033)

See Notes to Financial Statements

Tilson Funds

Statements of Changes in Net Assets
	Focus Fund
	April 30,	October 31,
For the six month period or fiscal year ended	2008 (a)	2007
Operations:
Net investment loss	$ (5,816)	$ (140,834)
Net realized gain from investment transactions and foreign currency translations	1,005,852	1,469,476
Net realized loss from options	(1,355,686)	(73,008)
Change in unrealized appreciation on investments and		-
translation of assets and liabilities in foreign currencies	(4,749,858)	(517,411)
Net (Decrease) Increase in Net Assets Resulting from Operations	(5,105,508)	738,223
Distributions to Shareholders: (note 5)
Net realized gain from investment transactions	(1,677,041)	(163,420)
Decrease in Net Assets Resulting from Distributions	(1,677,041)	(163,420)
Capital Share Transactions: (note 8)
Shares sold	1,504,402	15,145,116
Reinvested dividends and distributions	1,581,753	154,118
Redemption fees	29,493	42,762
Shares repurchased	(5,354,771)	(3,111,572)
(Decrease) Increase from Capital Share Transactions	(2,239,123)	12,230,424
Net (Decrease) Increase in Net Assets	(9,021,672)	12,805,227
Net Assets:
Beginning of period	24,095,248	11,290,021
End of period	$ 15,073,576	$ 24,095,248
Accumulated Net Investment Loss	$ (5,816)	$ -

	Dividend Fund
	April 30,	October 31,
For the six month period or fiscal year ended	2008 (a)	2007
Operations:
Net investment (loss) income	$ (11,261)	$ 1,684
Net realized (loss) gain from investment transactions
and foreign currency translations	(310,699)	1,251,696
Net realized gain from options	73,601	24,833
Change in unrealized appreciation on investments and
translation of assets and liabilities in foreign currencies	(333,674)	(624,694)
Net (Decrease) Increase in Net Assets Resulting from Operations	(582,033)	653,519
Distributions to Shareholders: (note 5)
Net investment income	-	(14,411)
Net realized gain from investment transactions	(1,256,553)	(508,945)
Decrease in Net Assets Resulting from Distributions	(1,256,553)	(523,356)
Capital Share Transactions: (note 8)
Shares sold	300,194	2,937,467
Reinvested dividends and distributions	1,236,292	520,760
Redemption fees	3,958	3,878
Shares repurchased	(1,708,139)	(899,649)
(Decrease) Increase from Capital Share Transactions	(167,695)	2,562,456
Net (Decrease) Increase in Net Assets	(2,006,281)	2,692,619
Net Assets:
Beginning of period	9,342,907	6,650,288
End of period	$ 7,336,626	$ 9,342,907
Accumulated Net Investment Loss	$ (11,261)	$ -
(a) Unaudited.

See Notes to Financial Statements

Tilson Funds

Financial Highlights
	Focus Fund
For a share outstanding during the	April 30,		October 31,
six month period and fiscal years ended	2008 (a)		2007	2006		2005 (b)
Net Asset Value, Beginning of Period	$ 13.09		$ 12.61	$ 9.79		$ 10.00
Income from Investment Operations:
Net investment loss	-		(0.08)	(0.09)		(0.06)
Net realized and unrealized (loss) gain on securities and
foreign currency translations	(2.87)		0.70	2.98		(0.15)
Total from Investment Operations	(2.87)		0.62	2.89		(0.21)
Less Distributions:
Distributions (from capital gains)	(0.93)		(0.16)	(0.08)		-
Total Distributions	(0.93)		(0.16)	(0.08)		-
Paid in Capital
Paid in capital (from redemption fees) (note 1)	0.02		0.02	0.01		-	(c)
Total Paid in Capital	0.02		0.02	0.01		-	(c)
Net Asset Value, End of Period	$ 9.31		$ 13.09	$ 12.61		$ 9.79
Total Return (d)	(22.61%)		5.07%	29.74%		(2.10)%
Net Assets, End of Period (in thousands)	$ 15,074		$ 24,095	$ 11,290		$ 6,274
Average Net Assets for the Period (in thousands)	$ 18,553		$ 20,018	$ 8,663		$ 4,558
Ratio of Gross Expenses to Average Net Assets (f)	2.09%	(e)	2.53%	3.47%		6.22%	(e)
Ratio of Net Expenses to Average Net Assets (f)	1.50%	(e)	1.98%	2.01%		1.95%	(e)
Ratio of Net Investment Loss to Average Net Assets	(0.06%)	(e)	(0.70%)	(0.97%)		(1.33%)	(e)
Portfolio Turnover Rate	31.42%		172.24%	84.67%		79.96%

	Dividend Fund
For a share outstanding during the	April 30,		October 31,
six month period and fiscal years ended	2008 (a)		2007	2006		2005 (b)
Net Asset Value, Beginning of Period	$ 12.65		$ 12.61	$ 10.32		$ 10.00
Income from Investment Operations:
Net investment (loss) income	(0.02)		(0.01)	0.04		(0.01)
Net realized and unrealized (loss) gain on securities and
foreign currency translations	(0.82)		1.00	2.25		0.33
Total from Investment Operations	(0.84)		0.99	2.29		0.32
Less Distributions:
Dividends (from net investment income)	-		(0.02)	-		-
Distributions (from capital gains)	(1.79)		(0.94)	-		-
Total Distributions	(1.79)		(0.96)	-		-
Paid in Capital
Paid in capital (from redemption fees) (note 1)	0.01		0.01	-	(c)	-	(c)
Total Paid in Capital	0.01		0.01	-	(c)	-	(c)
Net Asset Value, End of Period	$ 10.03		$ 12.65	$ 12.61		$ 10.32
Total Return (d)	(6.14%)		8.42%	22.19%		3.20%
Net Assets, End of Period (in thousands)	$ 7,337		$ 9,343	$ 6,650		$ 3,835
Average Net Assets for the Period (in thousands)	$ 7,601		$ 8,433	$ 5,238		$ 2,559
Ratio of Gross Expenses to Average Net Assets (f)	3.74%	(e)	3.53%	4.54%		9.52%	(e)
Ratio of Net Expenses to Average Net Assets (f)	1.95%	(e)	1.95%	1.95%		1.95%	(e)
Ratio of Net Investment (Loss) Income to Average Net Assets	(0.30%)	(e)	0.02%	0.39%		(0.14)%	(e)
Portfolio Turnover Rate	73.60%		124.31%	99.10%		31.13%
(a) Unaudited.
(b) For the period from March 16, 2005 (Date of Initial Public Investment) to October 31, 2005.
(c) Actual amount is less than $0.01 per share.
(d) Total Return does not reflect sales charge.
(e) Annualized.
(f) The expense ratios listed above reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
See Notes to Financial Statements

Tilson Funds

Notes to Financial Statements (Unaudited)

1.	Organization and Significant Accounting Policies

The Tilson Focus Fund and the Tilson Dividend Fund (collectively the “Funds” and individually a “Fund”) are series funds. The Funds are part of The Tilson Investment Trust (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. Each of the Funds in this report are classified as non-diversified as defined in the 1940 Act.

The Tilson Focus Fund (the “Focus Fund”) commenced operations on March 16, 2005. The investment objective of the Fund is to seek long-term capital appreciation through investment in equity securities of companies that the Advisor believes are undervalued in the securities market.

The Tilson Dividend Fund (the “Dividend Fund”) commenced operations on March 16, 2005. The investment objective of the Fund is to seek maximum total return through a combination of capital appreciation and current income. The Fund invests in common stocks of companies that the Advisor believes to be undervalued in their respective markets, but which also offer high dividend yields relative to the average yields of the broad market.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

The Funds’ investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation

Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4 p.m. Eastern Time (the “Valuation Time”). For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option. Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time. If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time. An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign

(Continued)

Tilson Funds

Notes to Financial Statements (Unaudited)

exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Option Writing

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction). If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as the writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Expenses

The Funds bear expenses incurred specifically on its behalf as well as a portion of general Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund.

Dividend Distributions

The Funds may declare and distribute dividends from net investment income (if any) at the end of each calendar quarter. Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Fees on Redemptions

The Funds charge a redemption fee of 2.00% of the amount redeemed on redemptions of Funds’ shares occurring within one year following the issuance of such shares. The Redemption Fee is not a fee to finance sales or sales promotion expenses, but is paid to the Funds to defray the costs of liquidating an investor and discouraging short-term trading of the Funds’ shares. No Redemption Fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares. The redemption fees charged for the six month period ended April 30, 2008 were $29,493 and $3,958 for the Focus Fund and Dividend Fund, respectively.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates

Advisor (Both Funds)

The Funds pay a monthly advisory fee to T2 Partners Management L.P. (the “Advisor”) based upon the average daily net assets of each Fund. The Advisor has entered into contractual agreements (“Expense Limitation Agreement”) with the Funds under which it has agreed to reduce the amount of the investment advisory fee to be paid to the Advisor by the Funds for certain months and to assume other expenses of each of the Funds, if necessary, in an amount that limits the Funds’ total operating expenses (exclusive of interest, taxes, brokerage fees and commissions, investment advisory and/or variable performance incentive fees paid to the Advisor, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than a specified percentage of the average daily assets of each Fund for the current fiscal year. There can be no

(Continued)

Tilson Funds

Notes to Financial Statements (Unaudited)

assurance the Expense Limitation Agreement will continue in the future. The expense limitation percentages for the six month period ended April 30, 2008 were 0.45% for each fund. The expenses reimbursed during this period are $55,103 and $67,714, for the Focus Fund and Dividend Fund, respectively.

Advisor (Focus Fund)

As full compensation for investment advisory services, the Advisor receives monthly compensation in the form of a Variable Advisory Fee. The fee is comprised of two component fees: (i) a fixed rate of 1.50% of the average daily net assets of the Focus Fund (“Fulcrum Fee”) and (ii) a performance incentive fee (“Performance Fee”).

The Fulcrum Fee is calculated by multiplying 1.50% by the average net assets of the Focus Fund for the fiscal year to date divided by the number of days in the year multiplied by the number of days in the calendar month. The Performance Fee is calculated by multiplying the “Performance Adjustment Rate” (as described below) by the average daily net assets of the Focus Fund over the Measuring Period. While the Performance Fee is calculated on the 12-month Measuring Period, it is pro-rated to a monthly payment to correspond with the Focus Fund’s monthly payment of the Variable Advisory Fee.

The Performance Adjustment Rate will vary with the Focus Fund’s performance as compared to the performance of the Wilshire 5000 Index as published on the close of the market on the last day of the Measuring Period, with dividends reinvested, and will range from -0.45% to +0.45%. The Performance Adjustment Rate will be calculated at 4.50% of the cumulative difference between the performance of the Focus Fund and that of the Wilshire 5000 Index over the Measuring Period, except that no performance adjustment will be paid if the cumulative difference between the Focus Fund’s performance and that of the Wilshire 5000 index is +/- 2.00%. The factor of 4.50% is derived from the fact that the Advisor will achieve the maximum / minimum Performance Adjustment Rate when the cumulative total return difference between the Focus Fund and the Wilshire 5000 Index is +/- 10.00% over the Measuring Period (i.e., 0.45% divided by 10.00%=4.50%). There were no performance fees earned for the six month period ended April 30, 2008.

Advisor (Dividend Fund)

As full compensation for the investment advisory services provided to the Dividend Fund, the Advisor receives monthly compensation based on the Dividend Fund’s average daily net assets at the annual rate of 1.50%.

Sub-Advisor (Dividend Fund)

The Dividend Fund’s sub-advisor is Centaur Capital Partners, L.P., (“Sub-Advisor”). The Sub-Advisor serves in that capacity pursuant to an investment sub-advisory contract with the Advisor as approved by the Trustees. The Sub-Advisor, with oversight from the Advisor, makes day-to-day investment decisions for the Dividend Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

For its sub-advisory services to the Dividend Fund, the Sub-Advisor receives from the Advisor quarterly compensation based on the Dividend Fund’s average daily net assets at the rate of 0.75% less certain of the Advisor’s marketing and operating expenses, as agreed to between the Advisor and Sub-Advisor. The Sub-Advisor has also agreed to allow the Advisor to withhold from that compensation up to one-half of the Advisor’s expenses under the Expense Limitation Agreement as it relates to the Dividend Fund. The Dividend Fund does not pay a direct fee to the Sub-Advisor.

Administrator

The Funds pay a monthly administration fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of each Fund and calculated at the annual rates as shown in the schedule on the following page which is subject to a minimum of $2,000 per month per Fund. The Administrator also receives a fee to procure and pay the custodian for the Funds, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. A breakdown of these is provided in the schedule on the following page.

Compliance Services

The Nottingham Compliance Services, LLC, a fully owned affiliate of The Nottingham Company, provides services which assists the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the Securities and Exchange Commission. It receives compensation for this service at an annual rate of $7,750 per fund.

Transfer Agent

North Carolina Shareholder Services, LLC (“Transfer Agent”) serves as transfer, divided paying, and

(Continued)

Tilson Funds

Notes to Financial Statements (Unaudited)

shareholder servicing agent for the Funds. It receives compensation for its services based upon $15 per shareholder per year, subject to a minimum fee of $1,750 per month per fund plus out of pocket fees.  Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

________________________________________________________________________________________________________

	Administration Fees (1)	Custody fees (1)			Fund Accounting Fees (monthly)	Fund Accounting Fees	Blue Sky Administration Fees (annual)
	Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
All Funds	First $50 million	0.175%	First $100 million	0.020%	$2,250	0.01%	$150 per state
	Next $50 million	0.150%	Over $100 million	0.009%
	Next $50 million	0.125%
	Next $50 million	0.100%
	Over $200 million	0.075%

(1) Minimum monthly fees of $2,000 and $400 for Administration and Custody fees, respectively.

3.	Purchases and Sales of Investment Securities

For the six month period ended April 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

__________________________________________________

Fund	Purchases of Securities	Proceeds from Sales of Securities
Focus Fund	$5,236,021	$12,320,350
Dividend Fund	$5,732,787	$6,703,791

There were no long-term purchases or sales of U.S Government Obligations during the six month period ended April 30, 2008.

4.	Options Written

As of April 30, 2008, portfolio securities valued at $2,498,309 were held in escrow by the custodian to cover call options written by the Dividend Fund.

Option Contracts Written for the six month period ended April 30, 2008 (Dividend Fund only).	Number of Contracts	Premiums Received
Options Outstanding, Beginning of Period	1,286	$206,990
Options written	2,318	238,082
Options closed	(2,092)	(273,567)
Options exercised	-	-
Options expired	-	-
Options Outstanding, End of Period	1,512	$171,505

5.	Federal Income Tax

The tax components of capital shown in Table 1 represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, and unrealized appreciation or depreciation of investments for federal income tax purposes as of October 31, 2007.

Book to tax differences in the current period primarily consist of capital loss deferrals on wash sales and different book tax treatment of short-term capital gains and 988 gain.

Table 1
	Undistributed		Net Tax Appreciation/ (Depreciation)
Funds	Ordinary Income	Long-Term Gains
Focus Fund	$451,360	$1,225,668	$1,026,857
Dividend Fund	$585,919	$670,629	$15,202

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2008, are shown in Table 2. The net unrealized appreciation (depreciation) as of April 30, 2008 is ($3,723,001) and ($318,472) for the Focus Fund and Dividend Fund, respectively. There is no difference between the book and tax cost.

Table 2
Fund	Federal Tax	Aggregate Gross Unrealized
		Appreciation	Depreciation
Focus Fund	$16,875,712	$1,103,838	($4,826,839)
Dividend Fund	$7,487,896	$460,474	($778,946)

Management has analyzed the Fund’s potential tax position for the purposes of implementing FIN 48, and

(Continued)

Tilson Funds

Notes to Financial Statements (Unaudited)

has concluded that no provision for income tax is required in the Fund’s financial statements.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and net investment losses. Permanent differences such as tax returns of capital and net investment losses, if any, would be reclassified against capital.

For the fiscal year ended October 31,	Distributions from
	Ordinary Income		Long-Term Capital Gains
Fund	2007	2006	2007	2006
Focus Fund	$124,863	$53,025	$38,557	$ -
Dividend Fund	$409,881	$ -	$113,475	$ -

On December 18, 2007, a long-term capital gain distribution of $0.68245 and $0.95760 per share, for the Focus Fund and the Dividend Fund, respectively, was declared. On December 18, 2007, a short-term capital gain distribution of $0.25132 and $0.83664 per share for the Focus Fund and the Dividend Fund, respectively, was declared. The dividends were paid on December 18, 2007, to shareholders of record on December 17, 2007.

6.	Commitments and Contingencies

Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities rising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds entered into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect that risk of loss to be remote.

7.	New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of April 30, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

In March 2008, the Financial Accounting Standards board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

(Continued)

Tilson Funds

Notes to Financial Statements (Unaudited)

8.	Capital Share Transactions
	Focus Fund
For the six month period or fiscal year ended	April 30,	October 31,
	2008	2007 (1)
Transactions in Capital Shares
Shares sold	146,982	1,179,684
Reinvested distributions	149,363	11,901
Shares repurchased	(518,853)	(245,416)
Net Increase (Decrease) in Capital Shares	(222,508)	946,169
Shares Outstanding, Beginning of Period	1,841,172	895,003
Shares Outstanding, End of Period	1,618,664	1,841,172

	Dividend Fund
For the six month period or fiscal year ended	April 30,	October 31,
	2008	2007 (1)
Transactions in Capital Shares	28,267	240,875
Shares sold
Reinvested distributions	126,669	43,804
Shares repurchased	(162,149)	(73,806)
Net Increase (Decrease) in Capital Shares	(7,213)	210,873
Shares Outstanding, Beginning of Period	738,459	527,586
Shares Outstanding, End of Period	731,246	738,459

(1) Audited.

Tilson Funds

Additional Information (Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Funds’ Statement of Additional Information and is available, without charge, upon request, by calling 1-800-773-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the Fund at 1-800-773-3863. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

3.	Approval of Advisory Agreements During the Period

The Advisor supervises the investments of the Funds pursuant to an Investment Advisory Agreement. At the annual meeting of the Funds’ Board of Trustees on December 18, 2007, the Trustees unanimously approved the renewal of the Investment Advisory Agreement for another year. In considering whether to approve the renewal of the Investment Advisory Agreement, the Trustees reviewed and considered such information as they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the Funds and the Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; (v) the Advisor’s practices regarding brokerage and portfolio transactions; and (vi) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation, a copy of the Investment Advisory Agreement for the Funds; a memorandum containing information about the Advisor, its business, its finances, its personnel, and its services to the Funds, as well as comparative information for other mutual funds with strategies similar to the Funds; and a memorandum from Kilpatrick Stockton LLP (counsel to the Funds) that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.

In considering the nature, extent, and quality of the services provided by the Advisor to the Funds, the Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Funds including, without limitation, the quality of its investment advisory services since each Fund’s inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with each Fund’s investment objectives and limitations; its coordination of services for the Funds among the Funds’ service providers; and its efforts to promote the Funds, grow the Funds’ assets, and assist in the distribution of Fund shares. The Trustees noted that the president and principal executive officer and the treasurer, principal financial officer, and chief compliance officer of the Funds were employees of the Advisor and serve without additional compensation from the Funds. After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, the Advisor’s compliance programs, and the Advisor’s Form ADV), the Board of Trustees concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Funds.

In considering the investment performance of the Funds and the Advisor, the Trustees compared the short and long-term performance of each Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment

(Continued)

Tilson Funds

Additional Information (Unaudited)

advisors, and comparable peer group indices (e.g., Morningstar category averages). The Trustees also considered the consistency of the Advisor’s management of each Fund with its investment objective and policies. After reviewing the short and long-term investment performance of the Funds, the Advisor’s experience managing the Funds and other advisory accounts, the Advisor’s historical investment performance, and other factors, the Board of Trustees concluded that the investment performance of the Funds and the Advisor was satisfactory.

In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Funds, including any benefits derived or to be derived by the Advisor from the relationship with the Funds, the Trustees considered the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance policies and procedures; the financial condition of the Advisor; the level of commitment to the Funds and the Advisor by the principals of the Advisor; the asset level of each Fund; and the overall expenses of each Fund, including certain prior fee waivers and reimbursements by the Advisor on behalf of the Funds and the nature and frequency of advisory fee payments. The Trustees reviewed the financial statements for the Advisor and discussed the financial stability and profitability of the firm. The Trustees reviewed the Funds’ Expense Limitation Agreement in detail, including the nature and scope of the cost allocation for such fees. The Trustees also considered potential benefits for the Advisor in managing the Funds, including promotion of the Advisor’s name, the ability for the Advisor to place small accounts into the Funds, and the potential for the Advisor to generate soft dollars from certain of the Funds’ trades that may benefit the Advisor’s other clients as well. The Trustees then compared the fees and expenses of each Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. With respect to each Fund, the Trustees determined that the management fee and the net expense ratio were higher than those of the comparable funds and the industry average. The Trustees also noted that the each Fund was much smaller in size than the industry average. Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to the Advisor by the Funds were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

In considering the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors, the Trustees considered that each Fund’s fee arrangements with the Advisor involved the management fee and the Expense Limitation Agreement. The Trustees noted that, while the management fees remained the same at all asset levels, the Funds’ shareholders had experienced benefits from the Funds’ Expense Limitation Agreement and the Funds’ shareholders would benefit from economies of scale under the Funds’ agreements with service providers other than the Advisor. Following further discussion of the Funds’ asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Funds’ fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees considered the Advisor’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions, including the use of alternative markets (e.g., direct purchases from issuers or underwriters or, as to equity securities, “third market” for listed securities and principal market makers for over-the-counter securities). The Trustees also considered the anticipated portfolio turnover rate for the Funds; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the opportunities for the Advisor to recapture brokerage or related fees (e.g., as to equity funds, tender offer fees, underwriting fees, etc.) and credit it against the fees of the Funds. After further review and discussion, the Board of Trustees determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Funds; the basis of decisions to buy or sell securities for the Funds and/or the Advisor’s other accounts; the method for bunching of portfolio securities

(Continued)

Tilson Funds

Additional Information (Unaudited)

transactions; and the substance and administration of the Advisor’s code of ethics. Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Based upon all of the foregoing considerations, the Board, including a majority of the Trust’s independent trustees, approved the renewal of the Investment Advisory Agreement.

The Tilson Mutual

Funds are a series of the

Tilson Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Documented:	Documented:

NC Shareholder Services	T2 Partners Management LP
116 South Franklin Street	145 East 57th Street, 10th Floor
Post Office Drawer 4365	New York, New York 10022
Rocky Mount, North Carolina 27803

Toll-Free Telephone:	Toll-Free Telephone:

1-888-4TILSON, 1-888-484-5766	1-888-4TILSON, 1-888-484-5766

World Wide Web @:	World Wide Web @:

nottinghamco.com	tilsonmutualfunds.com

Item 2.     CODE OF ETHICS.

Not applicable.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

None

Item 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	EXHIBITS.
(a)(1)	Not applicable.
(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)      Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tilson Investment Trust

By: (Signature and Title)

/s/ Whitney R. Tilson

Whitney R. Tilson

Trustee, President, and Principal Executive Officer

Date:  June 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/ Whitney R. Tilson

Trustee, President, and Principal Executive Officer

Tilson Investment Trust

Date:  June 27, 2008

By: (Signature and Title)

/s/ Glenn H. Tongue

Glenn H. Tongue

Vice President, Treasurer, and Principal Financial Officer

Tilson Investment Trust

Date:  June 30, 2008